UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO RESIDENTS, INC.

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On September 27, 2021, Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (the “Fund”) updated its website UBSPRFunds.com, which contains information relating to the Fund’s 2021 annual meeting of shareholders. The website will be regularly updated with relevant information for shareholders. The below screenshots reflect the updated website content:

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AN IMPORTANT DECISION AT THIS YEAR•s ANNUAL MEETING At this year’s annual meeting, to be held virtually on October 7, 2021, at 2:00pm, shareholders have an important decision to make about the future of your investment in the Fund. The Board urges Fund shareholders to vote on the WHITE proxy card “FOR” the four current directors who are up for reelection in order to support the stability and continuity of the Fund. The current Board has a long history overseeing the Fund on behalf of shareholders and is committed to ensuring the Fund’s long-term viability, so that it continues to generate valuable dividend income for Puerto Rican residents like you. VOTE ON THE WHITE PROXY CARD “FOR” THE BOARD’S NOMINEES SHAREHOLDER FAQS NOW AVAILABLE PERFORMANCE The Fund’s investment objective is to provide its shareholders with current income, as consistent with the preservation of capital. In fact since inception the Fund has distributed $8.32 per share in cumulative dividends to its shareholders, while delivering positive returns since inception. LEARN MORE NOMINEES As members of the current Board, the Fund’s nominees for re-election at the Annual Meeting are highly qualified financial professionals with deep roots in Puerto Rico and a long-stand ing commitment to the Fund. They understand Puerto Rico’s financial markets and are committed to the Fund’s investment objectives and its shareholders. LEARN MORE RESOURCES More resources for shareholders, including a letter to shareholders and proxy filings.

UNA DECISION IMPORTANTE QUE TOMAR ESTE ANO En Ia reunion anual de accionistas de este a no, que se llevara a cabo virtual mente el 7 de octubre de 2021 a las 2:00 p.m., los accion istas tendran una decision importa nte que tomar sobre el futuro de su inversion en el Fondo. Su Junta de Directores lo exhorta a vota r en Ia tarj eta de poder de votaci6n (Proxy Ca rd} BLANCA “ POR” los cuatro directores actuales que estan postulados para Ia reelecci6n para asegurar Ia estabilidad y continuidad del Fondo. Su Junta de Directores tiene una larga trayectoria supervisando el Fondo para el beneficia de sus accionistas y esta comprometida con asegura r Ia viabilidad a largo plazo del Fondo, de modo que continue generando ingresos de dividendos para los residentes puertorriquenos como usted. VOTE “POR” LOS NOMINADOS DE LA JUNTA DE DIRECTORES EN LA TARJETA DE PODER DE VOTACION BLANCA FAQS PARA ACCIONISTAS VA DISPONIBLES RENDIMIENTO DEL FONDO El objetivo de Ia inversion del Fondo es generar ingresos corrientes pa ra sus accionistas, j unto con Ia preservaci6n del capital. De hecho, desde su creacion, el Fondo ha distribuido a sus accionistas $8.32 por acci6n en dividendos acumulados. APRENDER MAS LOS NOMINADOS Como miembros de Ia Junta de Directores actual, los directores nominados pa ra Ia reeleccion en Ia reunion anual de accion istas son profesionales financieros altamente ca lificados, con rafces profundas en Puerto Rico y un compromise consolidado con el Fondo. Ellos entienden los mercados financieros de Puerto Rico y estan comprometidos con los obj etivos de inversion del Fondo y sus accionistas. APRENDER MAs RECURSOS Mas recursos para accionistas, incluso una carta a accionistas y los proxy filings. APRENDER MAs

SHAREHOLDER LETTER letter to Shareholder of Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. I August 16, 2021 Shareholder FAQs I August 31, 2021 PROXY FILINGS Fund V Definitive Proxy Statement I june 29, 2021 Proxy Supplement #1 1 July 19, 2021 Proxy Supplement #2 I july 23, 2021 Proxy Supplement #3 I August 11, 2021 Proxy Supplement #4 I August 26, 2021 Proxy Supplement #5 I September 10, 2021 Proxy Supplement #6 I September 24, 2021 © 2021 Al l Rights Reser ved . UBS 1 Pn vacy Pol1cy 1 DISc laimer

CARTA A LOS ACCIONISTAS DEL FONDO Carta a los Accionistas del Tax-Free Fixed Income Fund V for Puerto Rico Residents, Int- I el 16 de agosto de 2021 FAQs para Accionistas I el 31 de agosto de 2021 PROXY FILINGS Fund V Definitive Proxy Statement I el 29 de junio de 2021 Proxy Supplement #1 1 el19 de julio de 2021 Proxy Supplement #2 I el23 de julio de 2021 Proxy Supplement #3 I el 11 de agosto de 2021 Proxy Supplement #4 I el 26 de agosto de 2021 Proxy Supplement #5 I el 10 de septiembre de 2021 Proxy Supplement #6 I el 24 de septiembre de 2021 © 2021 Al l R1ghts Reserved . UBS 1 Pn vacy Pol1cy 1 DISc laimer

TAX-FREE FIXED INCOME FUND IV TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO RESIDENTS, INC FOR PUERTO RICO RESIDENTS, INC MORE INFORMATION MORE INFORMATION Your narne Your email Your message

TAX-FREE FIXED INCOME FUND IV TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO RESIDENTS, INC FOR PUERTO RICO RESIDENTS, INC MAS INFORMACION MAS INFORMACION Su nombre Su correo electrolllco Su mensaje

IF YOU HAVE ANY QUESTIONS, OR NEED ASSISTANCE VOTING YOUR WHITE PROXY CARD, PLEASE CONTACT: PA R TNE R S 1212 Avenue of the Americas, 24th Floor New York, NY. 10036 Banks and Brokers: +1 212-297-0720 Shareholders: +1 877-566-1922 (toll-free from U.S., Puerto Rico and Canada) Email: info@okapipartners.com THREE EASY WAYS TO VOTE YOUR PROXY: You have three options to vote your shares in the Funds, but given that the meetings are a short time away, you are encou raged to use the Internet so that your voice is heard at the meeting. BY. Internet: 1. Find the 16-digit control number on your WHITE proxy card sent to you in the mail. If you cannot find your WHITE proxy card, please contact your financial advisor or custodian for assistance. 2. Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions. 3. If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below. BY. Mail: 1. Sign and date the WHITE proxy card you receive. 2. Mail back with the enclosed business reply envelope. As the meeting is a short time away, it is more likely your vote will be received if you vote via internet or at the meeting. 3. Please note that there may be multiple mailings, so once you have voted the WHITE proxy card, you may discard any future mailings you may receive. At the Virtual Meeting; 1. Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ at least three (3} days before the meeting.

51 TIENE ALGUNA PREGUNTA 0 NECESITA AYUDA PARA VOTAR CON SU TARJETA DE PODER DE VOTACION BLANCA, COMUNfQUESE CON: PA R TNE R S 1212 Avenue of the Americas, 24t h Floor New York, NY. 10036 Banks and Brokers: +1 212-297-0720 Shareholders: +1 877-566-1922 (toll-free from U.S., Puerto Rico and Canada) Email: info@okapipartners.com TRES FACILES FORMAS DE VOTAR SU PODER DE VOTACION: Usted tiene tres opciones para votar sus acciones en los Fondos, pero dada Ia proximidad de las reu niones, le recomendamos que use el internet para asegura rse que su voz sea escuchada en Ia reunion. Por Internet 1. Busque el numero de control de 16 dfgitos en su tarjeta proxy BLANCA que se le envio por correo. Si no puede encontrar su tarjeta de representacion BLANCA, comunfquese con su asesor financiero o custodio para obtener ayuda. 2. Visite www.proxyvote.com, ingrese su numero de control y siga las instrucciones en Ia pantalla. 3. Si tiene mu ltiples inversiones, asegurese de navegar hacia abaj o despues de envia r sus instrucciones iniciales de votacion, y encontra ra otras boletas que puedan estar pendientes para esta y otras reuniones que se enumerarfan a continuacion. Por Correo 1. Firme y coloque Ia fecha en Ia tarjeta de representacion BLANCA que reciba. 2. Envfe por correo con el sobre de respuesta comercial adjunto . Como falta poco para Ia reu nion, es mas probable que se reciba su voto si vota a traves de Internet o en Ia reunion. 3. Tenga en cuenta que puede haber varios correos, por lo que una vez haya votado en Ia tarjeta de representacion BLANCA, puede descartar cualquier correo futuro que pueda recibir. En Ia Reunion Virtual 1. Regfstrese en https:/Jviewproxy.com/UBSPuertoRico/broadridgevsm/ a mas tardar tres (3) dfas antes Ia reunion.